EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SAB Biotherapeutics, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Eddie J. Sullivan, Ph.D., President and Chief Executive Officer of the Company, and I, Russell Beyer, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Dated: November 22, 2021

/s/ Eddie J. Sullivan, Ph.D.
Eddie J. Sullivan, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)
SAB Biotherapeutics, Inc.

/s/ Russell Beyer
Russell Beyer
Chief Financial Officer
(Principal Financial and Accounting Officer)
SAB Biotherapeutics, Inc.